39362‑P1 01/26

PUTNAM ASSET ALLOCATION FUNDS
SUPPLEMENT DATED JANUARY 30, 2026
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
DATED JANUARY 1, 2026 OF
PUTNAM MULTI-ASSET INCOME FUND (THE “FUND”)

The following paragraph supplements and supersedes the information regarding the Putnam Multi-Asset Income Blended Benchmark contained in the section of the Fund’s Summary Prospectus and Prospectus titled “Performance”:
Effective February 1, 2026, the composition of the Putnam Multi-Asset Income Blended Benchmark will change from 55% Bloomberg U.S. Aggregate Bond Index, 22.5% Russell 3000® Index, 18% JPMorgan Developed High Yield Index and 4.5% MSCI EAFE Index‑NR to 43.5% Bloomberg U.S. Aggregate Bond Index, 21.5% Russell 3000® Index, 18.5% Bloomberg U.S. Corporate High Yield Index, 11% Bloomberg Global Aggregate ex‑USD Index Hedged USD, and 5.5% MSCI All Country World Ex‑U.S. Index‑NR (the “New Composition). The Fund’s investment manager believes the New Composition better reflects the Fund’s current portfolio.
The Fund will continue to compare its performance to the Bloomberg U.S. Aggregate Index, a broad-based securities market index.
Please retain this supplement for future reference.